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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 3, 2002
                                                         --------------


                           APOGEE ENTERPRISES, INC.
                           ------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Minnesota
                                   ---------
                (State or Other Jurisdiction of Incorporation)

              0-6365                                      41-0919654
              ------                                      ----------
     (Commission file number)                  (IRS employer identification no.)

      7900 Xerxes Avenue South - Suite 1800, Minneapolis, Minnesota 55431
      -------------------------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (952) 835-1874
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

Re:   Request to Delete Form 10-KSB Erroneously Submitted on behalf of
      Wrong Company
      Filer Information: Apogee Enterprises, Inc.; Filer CIK: 0000006845 Accession Number: 0000927016-02-001838
      Submission TYPE 10-KSB


We have been informed by representatives of a financial printer that we have used from time to time, that on April 1, 2002, the financial printer inadvertently used the EDGAR filing codes for Apogee Enterprises, Inc. (trading symbol: APOG) to file an Annual Report on Form 10-KSB on behalf of Apogee Technology, Inc. (trading symbol: APGT), an unrelated company. The Form 10-KSB filing was not made on behalf of, at the request of or with the permission of Apogee Enterprises, Inc., and the information contained in the filing in no way pertains to Apogee Enterprises, Inc.

On April 3, 2002, we submitted a letter to the Securities and Exchange Commission requesting that it delete the erroneous Form 10-KSB filing from the EDGAR database, and we expect that the filing will be deleted by the Securities and Exchange Commission in accordance with its standard procedures. We have been advised by the financial printer that this may take 3-6 months to be deleted from the SEC's EDGAR database.

We intend to file the Annual Report on Form 10-K for Apogee Enterprises, Inc. on or before May 31, 2002, the deadline for that filing as set forth in the instructions to the Annual Report on Form 10-K.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           APOGEE ENTERPRISES, INC.



                                           By: /s/ Michael B. Clauer
                                               -------------------------------
                                               Michael B. Clauer
                                               Chief Financial Officer

Dated: April 3, 2002

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